American Standard Energy Corp.
4800 North Scottsdale Road, Suite 1400
Scottsdale, AZ 85251

December 30, 2011

Scott Feldhacker
3304 East June Circle
Mesa, AZ 85213

Re:	Amendments to the Original Agreements (as defined below)

Dear Scott:

Reference is made to the following documents:
•
the Deferred Compensation Agreement dated as of April 15, 2010, by and between American Standard Energy Corp. (the “Private Company”), a Nevada corporation that is wholly owned by American Standard Energy Corp. (the “Public Company”), a Delaware corporation, and Scott Feldhacker (the “CEO”), and as ratified by the Public Company on August 29, 2011 (the “Deferred Compensation Agreement”); and

•
the Founders Shares Vesting Agreement dated as of April 15, 2010, by and between the Private Company and the CEO (the “Founders Shares Vesting Agreement” and, together with the Deferred Compensation Agreement, the “Original Agreements”).

The purpose of this letter agreement (the “Letter Agreement”) is to set forth the agreement between you and the Public Company with respect to the Original Agreements in accordance with the following:
•	the Deferred Compensation Agreement is hereby amended by deleting and removing the entirety of the paragraph numbered “5.” thereof; and
•
it is hereby acknowledged and agreed that the Founders Shares Vesting Agreement is of no further force or effect and is not the binding obligation of the Public Company or the Private Company (other than with respect to the vesting schedule ratified by the Public Company on August 29, 2011, which remains in force and effect).

To indicate your agreement to the foregoing and for good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, kindly sign and return to the Public Company a counterpart to this Letter Agreement.  Each counterpart shall be deemed to be an original but all of them together will constitute one and the same Letter Agreement.

[signatures on following page]

Very truly yours,

AMERICAN STANDARD ENERGY CORP., a Delaware corporation

By:	/s/ Richard MacQueen
	Name:	Richard MacQueen
	Title:	President

AMERICAN STANDARD ENERGY CORP., a Nevada corporation

By:	/s/ Richard MacQueen
	Name:	Richard MacQueen
	Title:	President

AGREED TO AND ACCEPTED AS OF
THIS 30th DAY OF DECEMBER, 2011 BY:

/s/ Scott Feldhacker
By: Scott Feldhacker